UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2004

Entegris, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	000-30789	41-1941551
(State or other jurisdiction of incorporation or organization)	Commission File No.	(IRS Employer Identification No.)

3500 Lyman Boulevard

Chaska, Minnesota 55318

(Address of principal executive offices)

(952) 556-3131

(Registrant’s telephone number, including area code)

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1	The Registrant’s Press Release dated March 18, 2004.

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 18, 2004, the Company issued a press release announcing its financial results for its second quarter ended February 28, 2004. A copy of the press release dated March 18, 2004 is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

ENTEGRIS, INC.

Date:	March 19, 2004	By:	/s/ John D. Villas

John D. Villas Chief Financial Officer